Exhibit 99.1

ACI Investor Day New York City March 10, 2008

2 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

3 Agenda • Phil Heasley - Opening Remarks • Bob Koscheski - Marketing • Charlie Linberg - IBM Alliance • Mark Vipond - Product Update • Steve Wright - EMEA Review • Jeremy Wilmot - Asia-Pacific Review • Ralph Dangelmaier - Americas Review • Scott Behrens - Finance Review • Q&A

Welcome Phil Heasley, CEO

ACI Worldwide Management Team Charlie Linberg IBM Alliance Executive Dennis Byr nes SVP and General Counsel Mar k Vipond President Global Product Dave Morem SVP Customer Operations Bobby Koscheski VP Marketing Phil Heasley Ron Totaro SVP Office of the COO President and CEO Ralph Dangelmaier President Americas Jeremy Wilmot President AP Steve Wright President EMEA Richard Launder President Global Operations Scott Behrens VP and Principal Financial Officer Craig Maki SVP and Treasurer Corporate Development Dave McCann SVP and CIO Phil Heasley COO 5

6 Strategic Goals • Enhance the ACI brand • Grow the organic business across products and geographies • Penetrate underserved markets • Expand our On Demand business • Improve the efficiency of our operations • Retain, attract and develop high potential and high performing employees

Global Marketing Bobby Koscheski, VP, Global Marketing

8 Topics • Business overview • Payments market overview • ACI-IBM alliance market opportunity

9 The Global Leader in Payment Solutions

10 Global Footprint Strategic Centers Regional Sales Office Distributors/Sales Agents Country with ACI customers Americas 1284 Employees 428 Customers 18 Countries Asia/Pacific 296 Employees 159 Customers 14 Countries EMEA 615 Employees 234 Customers 54 Countries

11 Serving the Largest Banks in the World

12 0 50 100 150 200 250 300 350 400 450 Customers Finance Retail Processors Other 0 50 100 150 200 250 300 350 400 450 500 Customers Retail Payment Engines Wholesale Payment Engines/EB Risk Mgt ACI has a diversified customer base ... but clearly strongest in banking Significant cross-selling opportunity Customers by Segment and Solution As of 12/31/07

13 ACI is the Clear Gold Standard for Payments Top 500 Banks – Retail Payment Hubs 25% Outsource 41% Software Vendors 34% In-house Developed ACI • Plus 47 of the top 500 banks running ACI Proactive Risk Manager for fraud detection • Plus 14 of the top 25 U.S. banks running the ACI Money Transfer System • Plus 14 of the top 25 U.S. banks using ACI Enterprise Banker for online banking • Plus 9 of the top 25 global retailers, and 32 of the top 100 U.S. retailers Competitive Knockouts Replacing Home Grown Systems ACI On-Demand 24% S1 (Mosaic) Fidelity (eFunds, Oasis) Other (17%) Global Payments, FDC, Fiserv, Metavante, NETS, CEKAB Source: ACI 2006 Global Market Forecast, Accuity

14 Where ACI Plays in Payments CONSUMER BUS / GOV BUS / GOV CONSUMER PAYEE PAYER Leader Contender Participant Absent ACH, Wire, Cards, Trade ACH, Wire Person to Person, Remittance Credit, Debit, ACH, Wire =56% 44% $513 Trillion Electronic Check and Cash (ATM) 56% 44% 59% 41% $376 Trillion $57 Trillion $60 Trillion 65% 35% $20 Trillion 2% 98% C2B B2B B2C C2C Source:McKinsey Payments Map, 2005- 2010 US Totals

15 Global Electronic Transactions (bn per year) 1999 2004 2009 World 117.4 209.8 384.2 Nafta 44.9 78.3 140.0 South America 3.8 12.5 24.7 Western Europe 50.2 74.8 111.9 Eastern Europe 3.8 9.7 25.8 Asia Pacific 12.9 31.1 74.8 Middle East/Africa 1.8 3.3 6.9 Electronic Transactions – Growth by Region 12.9% 12.3% 14.6% 8.4% 21.6% 19.2% 15.9% 12.3% 11.8% 26.7% 8.3% 20.5% 19.2% 13.2% 0% 5% 10% 15% 20% 25% 30% 2004 to 2009 1999 to 2004 Source: 2006 ACI Worldwide Payments Market Forecast conducted by Global Insights Electronic payments volume growth exceeds 2004-2009 GDP of 3.2% ACI Worldwide Payments Market Forecast A market study performed by Global Insights

16 73% of electronic payment volumes are concentrated within 10 countries Source: ACI 2006 Global Market Forecast ACI Core Markets for Payments

17 Top 10 Countries for Payments: 2007 Snapshot 11.95% 9.73% 15.93% 7.41% 31.63% 4.42% 13.87% 5.86% 7.10% 5.69% Growth Rate 2000-2007 Refresh Upsell/Xsell 100% 8 8B 9. Australia Penetrate 33% 9 10B 8. South Korea Refresh Upsell/Xsell 86% 7 12B 7. Canada Penetrate 33% 15 14B 6. China Penetrate 9% 33 14B 5. France Penetrate 16% 25 6B 10. Spain Penetrate Upsell/Xsell 50% 12 16B 4. Brazil Penetrate 5% 38 20B 3. Germany Refresh Upsell/Xsell 42% 33 24B 2. UK Refresh Upsell/Xsell 64% 58 95B 1. USA Growth Strategy ACI Share Top 500 Top 500 Banks Payment Volume Rank by Country Source: ACI 2006 Global Market Forecast, Accuity

18 Top 10 Countries for Payments: Projections by 2014 5B 5B 12B 14B 10B 20B 16B 23B 14B 95B 2007 Volume 15B 17B 23B 26B 29B 33B 40B 47B 65B 189B 2014 Volume #12 #14 #7 #5 #8 #3 #4 #2 #6 #1 2007 Rank 16% 19% 9% 8% 17% 7% 14% 10% 25% 10% Growth Rate +5 9. Mexico -1 8. Canada -2 7. France +2 6. South Korea -2 5. Germany +2 10. Russia No Move 4. Brazil -1 3. UK +4 2. China No Move 1. USA Advance/ Decline Rank by Country Source: ACI 2006 Global Market Forecast, Accuity

ACI and IBM System z Market Coverage



Top 2000 Banks Worldwide

- 164 Mega Banks (>$100BB)
- 361 Large Banks (>$25BB)
- 506 Medium Banks (>$10BB)
- 969 "Small" Banks (>$3BB)

Banks Running IBM System z

Banks Running Payment Engines on IBM System z

Banks Running ACI Payment Engines (Retail and Wholesale)



Mega
Large
Medium
Small
Banks Running ACI Payment Engines on System z

19

20 Mega Large Medium Small ACI Market Segmentation 6. Banks who do not run ACI Payment Engines and do not have IBM System z. 6 Key Market Segments (Attractiveness) 2 2. Banks running ACI Payment Engines who also have IBM System z but no payment workload running on it. 4. Banks running ACI Payment Engines who do not have IBM System z. 4 Banks Running IBM System z Top 2000 Banks Worldwide Banks Running ACI Payment Engines Banks Running Payment Engines on IBM System z 3. Banks who have IBM System z but are not running any payment workload on it. 3 1. Banks running a payment workload on IBM System z but not using ACI Payment Engines. 1 5. Banks running a payment workload on IBM System z and also running ACI Payment Engines. 5

21 ACI Deal Flow Mega Large Medium Small.

22 ACI-IBM Market Coverage Summary Mega Large Medium Small Banks running IBM System z (Within the Hashed Blue Triangle) ~1200 using System z for Banking Top 2000 Banks Worldwide (Within the Black Triangle) 164 Mega Banks (>$100BB) 361 Large Banks (>$25BB) 506 Medium banks (>$10BB) 969 “Small” Banks (>$3BB) Banks running ACI Payment Engines (Within the Pink Triangle) ~500 Total (Retail and Wholesale) Banks running a payment workload on IBM System z but not using ACI Payment Engines (Blue Triangle). 1) Sell jointly with IBM to existing IBM System z customers already running payment engines on System z. 2) Build compelling value propositions for migrations to ACI Payment Engine solutions on System z or p. 3) Good Prospects - Connex on System z - Home Grown applications on System z - Niche/regional vendors with solutions on System z Banks who do not run ACI Payment Engines and do not have IBM System z (White Space). 1) Focus on Mega and Large Accounts running home grown or tired legacy payment systems. 2) Good Prospects - Stratus Home Grown systems - Connex on HP Nonstop - Niche Vendors Banks running ACI Payment Engines who also have IBM System z but do not run payment workloads on it (Pink Triangle with Stripes). 1) Sell jointly with IBM to existing ACI Payment Engine customers, especially BASE24 and ON/2-OPEN/2 2) Build compelling value propositions for migrations to IBM Enterprise Servers (System z and System p) 3) Deploy payment transformation teams to plan and execute migrations from existing ACI Footprints to BASE24-eps on System z Banks running ACI Payment Engines who do not have IBM System z (Pink Triangle without Stripes). 1) Promote the value proposition of the ACI Payment Engines on System z 2) Promote the value proposition of the System z platform over other platforms used by the customer 3) Migrate the customer’s Payments Software and Hardware to BASE24-eps on System z Banks running a payment workload on IBM System z and also running ACI Payment Engines. 1) Only 37 customers within the Top 2000 run both ACI and IBM Solutions on System z today 2) Replace these legacy ACI solutions OCM24 and TRANS24 with BASE24-eps on System z

22 IBM-ACI Market Coverage Mega Large Medium Small Banks Running IBM System z (Within the Hashed Blue Triangle) ~1200 using System z for Banking ~400 using System z for Payments .. 37 of these using ACI Payments Software .. >360 not using ACI Payments Software Top 2000 Banks Worldwide (Within the Black Triangle) 164 Mega Banks (>$100BB) 361 Large Banks (>$25BB) 506 Medium banks (>$10BB) 969 “Small” Banks (>$3BB) Banks Running ACI Payment Engines (Within the Solid Pink Triangle) 336 HP/Tandem NonStop 60 Windows 43 UNIX (Various) 38 Stratus (VOS) 37 IBM System z Banks Running non-ACI Payment Engines on System z (Within the Blue Triangle) 1) Sell jointly with IBM to existing IBM System z customers already running payment engines on System z. 2) Build compelling value propositions for migrations to ACI Payment Framework solutions on System z or p. 3) Good Prospects - Fidelity (eFunds) on System z - Home Grown applications on System z - Niche/regional vendors with solutions on System z Banks Not Running ACI Payment Engines or IBM System z 1) Focus on Mega and Large Accounts running home grown or tired legacy payment systems. 2) Good Prospects - Stratus Home Grown systems - Fidelity (eFunds) HP Nonstop - Niche: Postillion (S1), IST (Oasis) Banks Running ACI Payment Engines as a Front-End to IBM System z 1) Sell jointly with IBM to existing ACI Payment Engine customers, especially BASE24 and ON/2-OPEN/2 2) Build compelling value propositions for migrations to IBM Enterprise Servers (System z and System p) 3) Deploy payment transformation teams to plan and execute migrations from existing ACI Footprints to BASE24-eps on System z Banks Running ACI Payment Engines without a System z Footprint 1) Promote the value proposition of the ACI Payment Framework on System z 2) Promote the value proposition of the System z platform over other platforms used by the customer 3) Migrate rthe customer’s Payments Software and Hardware to the APF on System z Banks Running ACI Payment Engines on System z 1) Only 37 customers within the Top 2000 run both ACI and IBM Solutions on System z today 2) Replace these legacy ACI solutions OCM24 and TRANS24 with BASE24-eps on System z

IBM Alliance Charlie Linberg, Alliance Executive and CTO

24 Topics • Alliance overview • What it means to ACI and IBM • How our customers will benefit • Alliance organization and governance

25 Alliance Overview • ACI enhancing its wholesale and retail payment solutions to take full advantage of IBM hardware, software and services • ACI and IBM dedicating a worldwide team of sales and technical specialists to sell combined solutions on System z • The formation of a "migration factory" to streamline delivery and mitigate project risk • IBM data centers to host ACI’s payments software ondemand • IBM acquires warrants • IBM provides sales incentives and development funding

26 What this Means to ACI • Accelerates and strengthens ACI's strategy to deliver optimized end-to-end payments solutions – System z provides an ideal platform for the realization of our IT consolidation / payments convergence strategy – Proximity to core systems will enable more robust, efficient integration – Industry leading middleware offerings from a single vendor – Combined innovations create unique opportunities to differentiate • Significantly expands ACI's addressable market for payments solutions – Access to in-house developed systems – IBM can help penetrate historically difficult markets

27 What this Means to IBM • Compelling combined solution will drive new workloads to System z • ACI leverage of IBM middleware will facilitate new software sales (e.g., DB2, MQSeries, WebSphere, Tivoli) • Migration factory will increase demand for IBM services • Better positions IBM to lead strategic "transformational" projects in banking • Validation of the IBM SOA foundation for payments • Will enable IBM to focus investment on middleware and infrastructure while ACI focuses on payment applications

28 How Customers Benefit • Comprehensive payments solution that reduces cost and complexity – Eliminates redundant payment services and data – Pre-packaged integration relieves the customer’s burden of integrating point solutions – Leverages existing operating environment – Reduces power consumption and maintenance costs through server consolidation • Migration support to "de-risk" adoption, including trained staff and IT tools

29 Governance – Structure and Hierarchy Senior Alliance Executive William Zeitler Alliance Management Council • Alliance Executives • Sales Executives • Development Executives • Migration Executives • Finance Executives Senior Alliance Executive Phil Heasley Alliance Management Team Leaders DC S&MC MC Alliance Executive James Wallis Alliance Executive Charlie Linberg • Sales and Marketing – Sales Operations – Geography Sales • Development • Migration • On-Demand Services • Strategic Outsourcing • Alliance Finance • Project Office • Sales and Marketing – Sales Operations – Geography Sales • Development • Migration • On-Demand Services • Strategic Outsourcing • Alliance Finance • Project Office

30 Alliance Operating Tenets • All customer engagement is guided by the alliance – Co-marketing products, solutions and services – Joint account planning and selling – Coordinated delivery and support • Preferred platform is System z – Leverage best-of-breed middleware – Take advantage of unique hardware and software features – Adopt "glass house" frameworks and best practices • Balance of alliance objectives – ACI customer migrations to BASE24-eps on System z – In-house systems replaced by BASE24-eps – New wholesale payment systems (bulk / wire) – New risk management systems

Product Update Mark Vipond, President, Global Product

32 Agenda • ACI product history • ACI product assets • Market needs • Moving to a payments hub

33 ACI Product History 1975 1982 1985 1990 1995 2000 2005 2008 BASE24-atm TRANS24 Payments Manager ICE Smart Chip Manager Proactive Risk Manager OCM24 MTS ASx Trade Finance Enterprise Banker ON/2 OpeN/2 Retail Banking Wholesale Banking Risk Management Tools & Infrastructure BASE24-eps Network Express ASSET BASE24-pos Automated Case Management WebGate Enterprise Enrollments

34 ACI Product Assets ACI Global Retail Payments • Payment Hubs – BASE24 – BASE24-eps • Payment Settlement and Card Management – Card Management • ACI Payments Manager • ACI Smart Chip Manager – Payment Settlement • ACI Payments Manager – Dispute Management • ACI Dispute Management System ACI Global Wholesale Payments • Payments Hub – ACI Global Payments Hub • Online Banking – ACI Enterprise Banker – ACI Remittance Manager • Trade Finance – ACI Global Trade Manager – ACI Global Partner Manager • Global Payments Processing – ACI MTS – RTGS Gateway – ACI MTS – Bulk Payment Gateway – ACI Payment File Manager ACI Common Infrastructure & Tools • Automated Enrollments • ACI Enterprise Enrollments • Web Services Tools • ACI WebGate • Activity Monitoring • ACI Monitoring & Management System • Testing & Simulation • ACI ASSET • Communications • ACI Network Express ACI Enterprise Risk Management • Fraud Detection – ACI Proactive Risk Manager • Case Management – ACI Automated Case Management

35 Market Needs • Productivity and efficiency – Convergence of payment system silos – Reduced complexity – Cost elimination • Enhancement of services – New channels (e.g., mobile payments) – Chip technology – High-availability attributes • Comprehensive solutions in lieu of products • Integrated/enterprise risk management – Part of the solution (less distinct or separate) • Payments data – Becoming more valuable than the execution of the payment – Data driven decisioning • Payments product Innovation – New forms of revenue – New types of interactions with customers – e.g., B2B payments

Enrollments ACI Infrastructure & Tools Backup and Recovery Activity Monitoring Communications Testing & Simulation Web Services Tools Global Payment Solutions Product Strategy Retail Payments Hub Endpoint Devices; Rules for Authorization, Routing, etc. Data Management Monitoring, Static Data and Fees Channels ATM POS, Etc. Networks Settlement and Card Management Banking Systems of Record Online Banking & Trade Wholesale Payments Hub Data Management; Workflow Queues, and Rules for Exception Handling and Routing Liquidity, Monitoring, Static Data and Fees Networks Payment Gateways Trade Processing Banking Systems of Record Real time Scoring Enterprise Risk Management Decisioning Enterprise Case Management Reporting Compliance Advanced Analytics

EMEA Channel Steve Wright, President, EMEA

38 Topics • EMEA – ACI business model – The EMEA market – EMEA customers • EMEA payments – Growth in electronic payments – Faster Payments – SEPA • Country profiles – Key markets • Summary

39 ACI’s Proposition in Europe • VISA EU: running the largest transaction processing network in Europe • Emporiki Bank: creating opportunities in issuing cards with EMV chips • BNP Paribas: identifying and preventing fraud in debit accounts • Fortis Bank: creating a payments hub for wholesale payments and SEPA • Royal Bank of Scotland: supporting a constantly growing merchant acquiring business Increasing payment productivity with innovative products & services Building deep customer relationships • Global Product: Local customization to meet country-specific needs • Local Marketing and Support: 15 Locations from the UK to Dubai • Local Services: Project Management, Consulting, Testing, Education

40 ACI in EMEA : Europe >10 5-9 2-4 1 Number of Customers 171 total customers

41 ACI in EMEA : Africa and Middle East >10 5-9 2-4 1 Number of Customers 63 total customers

42 EMEA – Three Discrete Sectors • Developed market – EU + Norway, Switzerland – Established (debit) card market – Established wholesale payment infrastructure • Emerging market – Eastern Europe, Middle East, Russia, North Africa – Rapidly growing volumes – Less established wholesale payment systems • Underdeveloped markets – Sub-Saharan Africa, Pakistan, ex-CIS – Infrastructure development – NGO funding (e.g., World Bank)

43 Customers by Segment and Solution 0 20 40 60 80 100 120 140 Customers Finance Retail Processors Other 0 20 40 60 80 100 120 140 160 Customers Retail Payment Engines Wholesale Payment Engines/EB Risk Mgt As of 12/31/07

44 Global Electronic Transactions (bn per year) 1999 2004 2009 World 117.4 209.8 384.2 Nafta 44.9 78.3 140.0 South America 3.8 12.5 24.7 Western Europe 50.2 74.8 111.9 Eastern Europe 3.8 9.7 25.8 Asia Pacific 12.9 31.1 74.8 Middle East/Africa 1.8 3.3 6.9 Electronic Transactions – Growth by Region 12.9% 12.3% 14.6% 8.4% 21.6% 19.2% 15.9% 12.3% 11.8% 26.7% 8.3% 20.5% 19.2% 13.2% 0% 5% 10% 15% 20% 25% 30% 2004 to 2009 1999 to 2004 Source: 2006 ACI Worldwide Payments Market Forecast conducted by Global Insights Vigorous growth rates in MidEast/Africa Healthy volumes, healthy growth rates in Eastern and Western Europe ACI Worldwide Payments Market Forecast

45 Convergence: Faster Payments in UK Back Office Applications Real Time Available Funds ACI MTS Central Infrastructure LINK/Voca Channel System ISCD Outbound Payments: Single Immediate Diarised Standing Order File Journal Extracts Inbound Payments: Single Transactions Authorisation Host Security Module Investigator Workstations BASE24-eps for FPS gateway Customer Activity ACI PRM for Enterprise Risk (KYC) Single view of the bank’s risk & settlement position with FPS Scheme Customer Alerts & Notifications

Eurozone Payment Systems



A fragmented debit card market with local standards and processing

UK:	Maestro / VISA
Belgium/Lux:	MrCash / Bancontact
Finland:	Pankikkoritti
France:	CB
Ireland	Laser
Italy:	Bancomat
Netherlands:	PIN
Greece:	Maestro / Electron
Austria:	Maestro / Bankomat
Germany:	ecCash
Portugal:	Multibanco / Electron
Spain:	4B / CECA / ServiRed (Electron)

A fragmented wholesale payments market for bulk clearing and high value payments

EU country	*Low Value*	*High Value*
Austria	*not applicable*	ARTIS
Belgium	CEC, CHS	ELLIPS
Denmark	Retail Clearing	KRONOS DKK & EUR
Finland	PMJ	POPS, BOF-RTGS
France	SIT	PNS, TBF
Germany	RPS	RTGS^{plus}
Greece	DIAS	HERMES
Ireland	IRECC	IRIS
Italy	BI-COMP	BI-REL
Luxembourg	LIPS-Net	LIPS-Gross
Netherlands	CSS	TOP
Portugal	SICOI	SLOD, SPGT
Sweden	BankGirot, PostGirot	K-RIX, E-RIX
Spain	SNCE	SPI, SLBE
UK	BACS/VOCA	CHAPS £ & €

46

47 Single Euro Payment Area (SEPA) • SEPA spend by Europe's banks to top EUR8 billion • The top 100 banks in Europe are projected to spend more than EUR3 billion to comply with EU requirements for a SEPA, according to a survey conducted by Accenture. Researchers questioned 47 senior payments experts from major banks across Europe, including 12 of the 26 interbank processors, 26 of the largest 100 banks and five of the largest commercial processors. • It is forecast that there will be only be 6-8 processors in 2011 because of M&A • The ACI Money Transfer System is SEPA ready SEPA will be complete by 2011 for cards, direct debits and credit transfers

48 Key Territories: UK and Ireland • 33 customers • Top five banks – Barclays, RBS, HSBC, HBOS, LTSB • Key processors – First Data Europe and Wincor • Visa EU • Top three Irish banks – AIB, Bank of Ireland, Den Danske • Top independent ATM deployer – VocaLink – Over 30,000 ATMs • Significant player in merchant acquiring – Over 90% of the market • Faster Payments project – Five customers deploying BASE24-eps gateway – Two customers deploying MTS

49 Key Territories: France • 10 customers • Key banks and processors – Cedicam – ING Direct – BNP Paribas – Societe Generale – Natixis – Europay France • Key market drivers – SEPA has driven payment transformation in card market – Replacement of legacy systems and the need to go international – Opportunities in wholesale market

50 Key Territories: Germanic • 26 customers • Key customers – PLUSCard – Commerzbank – UBS – Credit Suisse – First Data Deutschland • Market drivers – SEPA – PCI – EMV – Consolidation – Greater realisation of fraud issues

51 Key Territories: Iberia (inc. N Africa) • 13 customers • Key customers – El Corte Ingles – Sistema 4B – Deutsche Bank – ING Direct – Societe Monetique Tunisie • Market drivers – SEPA – Processor consolidation – EMV – Fraud awareness

52 Key Territories: Italy • 10 customers • Key customers – Unicredit – SIA/SSB – Seceti – Setefi – Banca Sella – Bank of Valetta (Malta) • Market drivers – SEPA – Aggressive M&A – Liberalisation of national market – Fraud awareness – EMV

53 Key Territories: Benelux • 7 customers • Key customers – ING – ABN/Amro – Rabobank – Fortis – Equens • Market drivers – SEPA – EMV – Fraud – Aggressive M&A – Consolidation / centralisation

54 Key Territories: Eastern Europe • Key customers – Polcard, BGZ (Poland) – First Data (Slovakia) – Global Payments Europe (Czech Republic) – GBC, Erste, OTP (Hungary) – Emporiki, NBG (Greece) • Market drivers – Aggressive M&A – EMV – SEPA (Slovenia has joined Euro) – Fraud – High growth in transaction volumes

55 Key Territories: Russia • 14 customers • Key customers – Gazprombank – Bank VTB – AK Bars Bank – Impexbank – Russian Agricultural Bank • Market drivers – Market potential – Positioning to exploit growth potential

56 Key Territories: Saudi Arabia • 10 customers • Key customers – NCB – Al Rajhi – Saudi Hollandi Bank – Banque Saudi Fransi • Market drivers – Greenfield banks – Oil $ – Innovation at branch and self-service – Wholesale bank transformation – SPAN2 project – Chip card issuance (EMV)

57 Key Territories: Middle East • 30 customers • Key customers – EBI United Arab Emirates – OIB Oman – QNB Qatar – BLOM Bank SAL Lebanon – MCB Pakistan – KNet Kuwait • Market drivers – Oil $ – Innovation at branch and self-service – Chip card issuance

58 Key Territories: Africa • 17 customers • Key customers – ABSA, Standard Bank, FNB South Africa – Unity Bank, Zenith Bank Nigeria – SBM Mauritius – Dashen Bank Ethiopia • Key drivers – Compliance software (AML) – Infrastructure (switching) – Innovative payment systems (mobile) – EMV (South Africa)

59 EMEA Summary • Innovative market for ACI solutions – Transaction processing – Wholesale and retail payments – Back office functions – Risk • ACI business model in EMEA focuses on local marketing and support • Convergence in retail and wholesale payments – Faster Payments – SEPA • Strong position in key EMEA geographies

Asia-Pacific Channel Jeremy Wilmot, President, Asia-Pacific

61 • Territory overview • Market trends and opportunities • Strategies • Summary Topics

62 ACI in Asia Pacific • North Asia • Greater China • India • ASEAN • Pacific 15 159 total customers

63 Global Electronic Transactions (bn per year) 1999 2004 2009 World 117.4 209.8 384.2 Nafta 44.9 78.3 140.0 South America 3.8 12.5 24.7 Western Europe 50.2 74.8 111.9 Eastern Europe 3.8 9.7 25.8 Asia Pacific 12.9 31.1 74.8 Middle East/Africa 1.8 3.3 6.9 Electronic Transactions – Growth by Region 12.9% 12.3% 14.6% 8.4% 21.6% 19.2% 15.9% 12.3% 11.8% 26.7% 8.3% 20.5% 19.2% 13.2% 0% 5% 10% 15% 20% 25% 30% 2004 to 2009 1999 to 2004 Source: 2006 ACI Worldwide Payments Market Forecast conducted by Global Insights Very high growth rates across the region ACI Worldwide Payments Market Forecast

64 0 20 40 60 80 100 120 Customers Finance Retail Processors Other 0 10 20 30 40 50 60 70 80 90 Customers Retail Payment Engines Wholesale Payment Engines/EB Risk Mgt Customers by Segment and Solution As of 12/31/07

65 • #1 retail payment engine in India • #1 retail payment engine in ASEAN • #1 retail payment engine in Pacific • #1 fraud detection in Greater China and Pacific • #1 credit card acquiring in South Korea • #1 corporate banking systems in Thailand and Singapore • Wholesale payment engine customers in Pacific and Japan • Card management customers in Pacific and ASEAN ACI market share

66 Market Trends and Drivers • 4 billion people and growing • Export-driven economies • Risk management of high-volume and complex transactions • Wealth management opportunities • CHINDIA 10% growth • Asian Bank internationalization and regionalization • Emergence of Islamic banking • Increased regulation in payments

67 CHINDIA • China: “One country, two systems” – 30,000 banks – Fragmented and regionalized payment system – Chinese National Advanced Payment System or “CNAPS” – China Union Pay or “CUP” – SAR of Hong Kong – Bank consolidation and internationalization • India – Strong focus on growing retail payments and cards – Reserve Bank of India regulation – Talent war is fierce – Emerging SME corporate opportunity

68 Opportunities • Size and growth of Chinese payments market • India growth of card-based payments • Export economies require trade finance and corporate products • Risk management of payments is a concern • Leverage IBM position and investment • Large growth of debit card usage expected in ASEAN and South Korea • Inefficient payments infrastructure in Australia

69 Strategies • Move to direct distribution model where appropriate • Use trade finance as the lead for corporate and wholesale sales • Transaction-based contracts • Grow services revenues profitably by leveraging low cost resource centers • Strengthen management team • Talent management focus

70 Asia-Pacific Summary • Open office in Shanghai, China • Establish direct operations in India (Mumbai) • Form close cooperation with IBM Japan • Strong sales performances in Australia and ASEAN • Strong sales performance in corporate/wholesale banking • Grow resource center in Malaysia to 50 employees

Americas Channel Ralph Dangelmaier, President, Americas

72 Topics • Territory overview • The market • Territory reviews • Strategies for success

73 ACI in the Americas 307 29 32 17 40 428 total customers • Canada 29 • US 307 • Mexico 32 • Brazil 17 • Argentina 3 • Distributor Operations 40 3 As of 12/31/07

74 0 50 100 150 200 250 Customers Finance Retail Processors Other 0 50 100 150 200 250 Customers Retail Payment Engines Wholesale Payment Engines/EB Risk Mgt Americas has a diversified customer base Significant cross-selling opportunity Customers by Segment and Solution As of 12/31/07

75 Global Electronic Transactions (bn per year) 1999 2004 2009 World 117.4 209.8 384.2 Nafta 44.9 78.3 140.0 South America 3.8 12.5 24.7 Western Europe 50.2 74.8 111.9 Eastern Europe 3.8 9.7 25.8 Asia Pacific 12.9 31.1 74.8 Middle East/Africa 1.8 3.3 6.9 Electronic Transactions – Growth by Region 12.9% 12.3% 14.6% 8.4% 21.6% 19.2% 15.9% 12.3% 11.8% 26.7% 8.3% 20.5% 19.2% 13.2% 0% 5% 10% 15% 20% 25% 30% 2004 to 2009 1999 to 2004 Source: 2006 ACI Worldwide Payments Market Forecast conducted by Global Insights High Growth rates across Mexico and South America ACI Worldwide Payments Market Forecast

76 Market Trends and Drivers • Continued desire to reduce costs and increase productivity – Need for end-to-end solutions – Need for platform and solutions convergence – Need to automate manual, cumbersome processes – ACI will drive customers to new releases to address these needs • Electronic payment volumes continue to rise • Risk and compliance needs • Globalization needs • Newer phenomena – EMV, prepaid cards, mobile banking and payments

77 U.S. Market • ACI is leading provider of enterprise electronic payment systems – Systems deployed in 24 of the top 25 banks, 33 of the top 100 retailers, major processors and switches • Market dynamics will create a migration from legacy solutions and processors to new solutions • Pressure on costs, reliability and risk will create the need for enterprise payment “hubs” • IBM partnership will facilitate new wins and migrations • Key markets to attack include payments processors, retailers and banks below #25, plus cross-selling new solutions into existing base ACI has significant market potential remaining in the U.S.

78 Canada • ACI is leading provider of enterprise electronic payment systems • Market is moving to EMV – will create stress on legacy systems and opportunity for ACI Smart Chip Manager • Migration to IBM-based systems will create services and new licensing opportunities • Merchant retail segment yet to be penetrated • Opportunities remain to cross-sell into base • On Demand may create some opportunities in smaller players and retailers ACI has significant opportunity in Canada for its wholesale payment solutions

79 Emerging Latin America • 21 countries, 535 million people, 60% unbanked • ATM penetration rates at 1/6 to 1/2 of U.S. • POS penetration rates at 1/30 to 1/10 of U.S. • Faster growth in electronic payments forecast Key opportunities: o Economic growth o Shift to electronic payments o Age of legacy technology o Increasing fraud risk Significant growth opportunities await ACI in Latin America 17 40 3

80 Brazil • Market is dominated by in-house developed payment systems • ACI beginning to gain traction, particularly in fraud detection/prevention space • IBM relationship will be key to driving replacement of legacy technologies, representing a greenfield opportunity for ACI • ATM sharing and movement to chip-based environments will create some opportunities Brazil is the largest under-penetrated market for ACI in the Americas

81 ACI On Demand • ACI hosts image of its solutions on behalf of the customer • Expands market to those who lack internal IT sophistication or scale • Common theme for companies to look at solutions on-demand – Reduces customer costs while maintaining control – Results in faster deployment for the customer – Minimizes up-front investment in IT, staff, etc. – Allows for “paying by the drink” – ACI’s “unique image” model provides risk mitigation for the customer – Customer can take the solution back in-house if they choose • Can facilitate transition to new solutions from legacy ACI On Demand opens up new market segments for ACI

82 Key Strategies for the Americas • Selling the breadth of the ACI Payments Framework – Expanding penetration for retail payment hubs – Expanding penetration for wholesale payment hubs – Driving demand by leveraging the power of the IBM relationship • More focus on professional services • Growing our ACI On Demand business • Continued penetration via new accounts and crossselling into the base

83 Americas Summary • Addressable market is over $2 billion per year • Electronic payments market has annual growth over 13% per year • ACI has less than 10% share across the geography • Focused strategies in place for 2008 to begin driving more growth Room to Run Significant market opportunities in a large and growing market

Financial Review Scott Behrens, Principal Financial Officer

85 Agenda 1. ACIWW Business Model • Typical New Customer or Application Business Model (ILF / PUF) • Typical New Customer or Application Business Model (MLF) • Typical Renewal Business Model (MLF) 2. Select Trending of Financial Data • EBITDA (Adj.) & OFCF Trending • CY 2007 CY 2008 Capital Expenditures Walk • Deferred Revenue Metrics & Trending • P&L Margin Trending • Disciplined Capital Allocation • Historical Capital Allocation • Historical Acquisition Expenditures

86 Typical New Customer or Application Business Model (ILF/PUF) Project Scoping 1 2 3 4 5 Years Detail Design High Level Design Development Integration / System Testing ~ 3 Months Implementation / User Acceptance Testing 2 4 6 8 10 Go Live! Implementation Project Life Cycle Deliver “Vanilla” Sys tem 90 Days Warranty “Enhanced Support” or “Normal Maintenance” Base24 EPS “Large” Customer Implementation % $’s or Hours Post Go-Live Opportunities: • Additional Functionality • Additional Capacity • Additional Services • Upgrade / Migration Services Capacity Event Capacity Event % of Effort Months % Revenue % OFCF

87 Implementation Project Life Cycle Project Scoping 1 2 3 4 5 Years Detail Design High Level Design Development Integration / System Testing ~ 3 Months Implementation / User Acceptance Testing 2 4 6 8 10 Go Live! Deliver “Vanilla” Sys tem 90 Days Warranty “Enhanced Support” or “Normal Maintenance” Base24 EPS “Large” Customer Implementation Capacity Event Capacity Event % of Effort Months % Revenue % OFCF Typical New Customer or Application Business Model (MLF) Post Go-Live Opportunities: • Additional Functionality • Additional Capacity • Additional Services • Upgrade / Migration Services % $’s or Hours

88 Base24 EPS “Large” Customer Renewal Typical Renewal Business Model (MLF) 1 2 3 4 5 “Enhanced Support” or “Normal Maintenance” % Effort Years Capacity Ev ent Capacity Ev ent % Revenue % OFCF Post Go-Live Opportunities: • Additional Functionality • Additional Capacity • Additional Services • Upgrade / Migration Services % $’s or Hours

89 EBITDA (Adj.) & OFCF Trending *2008 Guidance provided on February 19th, 2008 EBITDA (Adj.) - OFCF Trending 63.2 72.8 39.7 65.0 52.5 45.9 39.3 ~ $65MM Guidance 0 10 20 30 40 50 60 70 80 CY 2005 CY 2006 CY 2007 CY 2008* $'s in Millions EBITDA (Adj.) OFCF CY 2005 CY 2006 CY 2007 Net cash flows from operating activities $51.6 $46.6 $37.6 Less Capital Expenditures 5.7 9.4 7.7 Plus IBM Proceeds -- -- 9.3 OFCF (post Capex & IBM) 45.9 37.1 39.2 Non-Recurring Items (Net of Tax) -- -- -- Stock Options -- 1.2 8.4 Restructuring & Emp. Related -- -- 3.4 Corporate Jet Lease Termination -- -- 0.8 P&H Distribution -- 5.9 0.7 Class Action Settlement -- 5.3 -- Tax Refund -- (9.1) -- Interest on Tax Refund -- (1.2) -- Total Non-Recurring Items -- 2.2 13.3 Operating Free Cash Flow $45.9 $39.3 $52.5 EBITDA $61.8 $55.1 $17.4 Non-Recurring Items -- -- -- Stock Options -- 2.6 9.2 Restructuring & Emp. Related -- -- 5.5 Corporate Jet Lease Termination -- -- 1.3 IBM Prof. Fees -- -- 0.5 LTIP Reversal -- -- (2.1) Class Action Settlement -- 8.5 -- Total Non-Recurring Items -- 11.1 14.4 Non-Cash Compensation 1.4 6.7 7.9 EBITDA Adjusted $63.2 $72.8 $39.7

90 CY 2007 CY 2008 Capital Expenditures Walk 30MM 25MM 7.7 CY 2007 Capex 5.6 Property & Equipment Softw are & Distribution Rights New Omaha Facility Investments* 20MM 15MM 10MM 5MM CY 2008 Capex 1.3 23.3 * Know ledge Center Support, Collaborative Tool Set, ACM, Contracting Process, etc 3.7 5.0

91 Deferred Revenue Metrics & Trending 15,000 30,000 45,000 60,000 75,000 90,000 105,000 120,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 CY06 CY07 Revenue Total Deferred Revenue (ST) Total Deferred Revenue (LT) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Revenue 89,833 84,764 88,230 93,289 89,948 98,109 84,872 101,282 Total Deferred Revenue (ST) 80,134 78,808 78,996 78,497 96,402 97,105 97,042 115,519 Total Deferred Revenue (LT) 20,429 16,561 20,380 22,414 25,343 25,742 30,280 27,253 CY06 CY07 120,000 Revenue Total Deferred Revenue (ST) Total Deferred Revenue (LT)

92 P&L Margin Trending Software - Maintenance & Services Margins (4pt Simple Moving Average) 50% 55% 60% 65% 70% 75% 80% 85% 90% Q1 CY06 Q2 CY06 Q3 CY06 Q4 CY06 Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Software Margin Maintenance & Services Margin Software Margin (SMA) Maintenance & Services Margin (SMA)

93 P&L Margin Trending *G&A Adjusted to exclude Amortization of Acquisition Intangibles + Non-Recurring Items Percentage of Total Revenue (4pt Simple Moving Average) 10% 12% 14% 16% 18% 20% 22% Q1 CY06 Q2 CY06 Q3 CY06 Q4 CY06 Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Research & Development Selling & Marketing General & Administrative*

94 P&L Margin Trending ($ in millions) Q1 CY05 Q2 CY05 Q3 CY05 Q4 CY05 CY 2005 Q1 CY06 Q2 CY06 Q3 CY06 Q4 CY06 CY 2006 Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 CY 2007 Software License Fees 43.0 37.7 40.0 43.4 164.0 47.7 42.0 42.6 41.2 173.4 38.5 40.9 28.9 46.3 154.6 Maintenance 22.6 24.9 23.8 25.3 96.7 24.7 26.0 27.7 28.7 107.1 29.9 31.3 31.3 32.2 124.7 Services 10.0 15.4 15.2 16.4 57.0 17.4 16.8 18.0 23.4 75.6 21.5 25.9 24.7 22.8 95.0 Total revenues 75.6 78.0 79.0 85.1 317.7 89.8 84.8 88.2 93.3 356.1 89.9 98.1 84.9 101.3 374.2 Cost of software license fees 5.7 6.5 6.5 6.9 25.7 7.5 7.9 8.8 10.2 34.4 11.2 9.9 10.9 10.2 42.2 Cost of maintenance and services 13.8 14.1 18.6 20.9 67.4 19.1 19.4 20.3 24.1 82.9 23.3 26.8 24.3 24.7 99.1 Research and development 10.2 9.7 9.8 9.8 39.5 10.0 10.2 10.8 12.0 43.0 12.0 13.4 14.6 16.4 56.5 Selling and marketing 15.4 16.2 18.8 16.0 66.3 16.5 15.9 18.3 18.2 68.9 16.8 16.9 18.4 20.7 72.8 General & Administrative 14.5 16.3 14.3 17.0 62.0 15.6 15.9 27.5 23.8 82.8 26.4 26.2 24.2 26.4 103.2 Total expenses 59.6 62.9 67.9 70.6 261.0 68.6 69.2 85.7 88.3 311.9 89.7 93.2 92.5 98.4 373.9 Operating income (loss) 16.0 15.1 11.1 14.5 56.7 21.2 15.5 2.5 5.0 44.2 0.2 4.9 (7.6) 2.9 0.3 Operating Margin % 21.2% 19.4% 14.0% 17.1% 17.9% 23.6% 18.3% 2.9% 5.3% 12.4% 0.2% 5.0% -9.0% 2.8% 0.1% Interest income 0.9 1.3 1.1 2.9 6.2 1.6 1.6 1.7 0.9 5.8 1.0 0.9 1.2 0.8 4.0 Interest expense (0.1) (0.1) (0.1) (0.0) (0.4) (0.1) (0.0) (0.1) (1.5) (1.6) (1.6) (1.4) (2.2) (1.4) (6.6) Other, net 0.3 (0.5) (0.2) (0.4) (0.8) 0.4 (0.2) (0.3) (0.3) (0.5) (0.3) (1.5) (1.6) (0.3) (3.8) Total other income (expense) 1.0 0.7 0.8 2.5 5.0 1.9 1.4 1.3 (0.9) 3.7 (0.9) (2.0) (2.5) (1.0) (6.4) Pretax 17.0 15.9 11.9 17.0 61.8 23.1 16.9 3.8 4.1 47.9 (0.7) 2.9 (10.1) 1.9 (6.1) Tax (5.8) (5.9) (2.8) (1.9) (16.3) (8.1) 5.6 (1.2) (1.5) (5.1) 0.3 (5.6) 1.5 (3.9) (7.7) Net income (loss) 11.2 10.0 9.1 15.2 45.4 15.0 22.5 2.7 2.6 42.8 (0.4) (2.7) (8.6) (2.0) (13.8) EFT % 34.3% 37.2% 23.3% 10.9% 26.5% 35.0% (33.1%) 30.9% 36.0% 10.7% 41.5% 195.3% 14.9% 206.5% (126.2%) Software margin 86.7% 82.6% 83.8% 84.0% 84.3% 84.3% 81.2% 79.3% 75.2% 80.2% 70.9% 75.7% 62.2% 77.9% 72.7% Maintenance & Service margin 57.7% 65.1% 52.4% 49.9% 56.2% 54.7% 54.7% 55.6% 53.7% 54.6% 54.7% 53.1% 56.6% 55.1% 54.9% Research & Development (% of Total Revenue) 13.5% 12.4% 12.5% 11.5% 12.4% 11.1% 12.0% 12.3% 12.8% 12.1% 13.4% 13.7% 17.2% 16.2% 15.1% Selling & Marketing (% of Total Revenue) 20.3% 20.8% 23.7% 18.8% 20.9% 18.4% 18.8% 20.7% 19.5% 19.3% 18.7% 17.2% 21.7% 20.4% 19.5% General & Administrative (% of Total Revenue) 19.2% 20.9% 18.0% 19.9% 19.5% 17.3% 18.7% 31.1% 25.5% 23.2% 29.3% 26.7% 28.5% 26.1% 27.6% Adjustments to General & Administrative Expense Class Action Settlement -- -- -- -- -- -- -- 8.5 -- 8.5 -- -- -- -- -- Stock Options -- -- -- -- -- -- -- -- 2.6 2.6 6.0 4.7 (1.5) -- 9.2 Restructuring & Emp. Related -- -- -- -- -- -- -- -- -- -- -- 1.6 3.2 0.7 5.5 Corporate Jet Lease Termination -- -- -- -- -- -- -- -- -- -- -- -- -- 1.3 1.3 IBM Professional Fees -- -- -- -- -- -- -- -- -- -- -- -- -- 0.5 0.5 LTIP Reversal -- -- -- -- -- -- -- -- -- -- -- -- -- (1.3) (1.3) Non-Cash Compensation -- -- -- 1.0 1.0 1.1 1.1 1.3 1.3 4.8 1.3 1.2 2.7 2.7 7.9 Acquisition Intangibles -- -- 0.2 0.8 1.1 0.6 0.8 1.1 2.1 4.6 1.5 1.7 1.6 1.6 6.4 Adjusted General & Administrative Expense 14.5 16.3 14.0 15.1 60.0 13.9 14.0 16.7 17.8 62.3 17.6 16.9 18.3 20.9 73.7 Adjusted General & Administrative % 19.2% 20.9% 17.7% 17.8% 18.9% 15.4% 16.6% 18.9% 19.1% 17.5% 19.6% 17.3% 21.5% 20.6% 19.7%

95 ACI Confidential and Proprietary Disciplined Capital Allocation Objective: Allocate capital to optimize shareholder returns Organic Business Growth Acquisition Share Repurchase Program • Internal Investments – Geographic build out – Product development – Cost effectiveness • Capital expenditures • Bolt-on acquisitions and alliances aligned with growth strategy • Focus on product extensions, fill product gaps, geographic expansion, and customer access • $210M total authorization – Increased authorization by $100M in Q1 2007 • As of Dec. 31, 2007, $123M (4.4M shares) repurchased since inception of plan • $46M (1.6M shares) repurchased in 2007 • $87M authorization remaining

96 Historical Capital Allocation $9 $8 $47 $30 $46 $37 $169 $11 $90 $65 $6 $208 $0 $30 $60 $90 $120 $150 $180 $210 $240 CY2005 CY2006 CY2007 CapEx Share Repurchase Acquisitions Operat ing Cash Flow (Pre-CapEx) Capital deployed to support growth strategy and enhance shareholder returns (dollars in millions) • Over the past three years, we have deployed cash and cash flow to fund our capital activities. • We also entered into a $150 million credit facility ($75 million outstanding) to provide more flexibility.

Historical Acquisition Expenditures

(dollars in millions)

Name	Time	Enterprise Value	Geography	Rationale
S2 Systems	Jul '05	$37	U.S., EMEA, AP	• Payments software • Consolidation
Electronic Payment Systems AG	May '06	30	Germany, Romania	• Payments software • Germanic market • Offshore development
P&H Solutions	Aug '06	150	U.S.	• Web-based enterprise business banking software • On-Demand delivery model
Visual Web	Feb '07	8	AP, India	• Web-based cash mgmt. software for AP • Trade finance software • Offshore development
Stratasoft	Apr '07	3	Malaysia	• Direct distribution • Services capabilities

97

98 Non-GAAP Financial Measures • This presentation includes operating free cash flow and backlog estimates. ACI is presenting these non-GAAP guidance measures to provide more transparency to its earnings, focusing on operations before selected non-cash items, operating free cash flow and backlog. • ACI is presenting operating free cash flow, which is defined by our net cash provided by operating activities, adjusted for one-time items, minus capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We define operating free cash flow as net cash provided (used) by operating activities, excluding cash payments associated with the cash settlement of stock options, cash payments associated with one-time employee related actions, less capital expenditures, plus or minus net proceeds from IBM. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided (used) by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non- GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, loss from operations and net loss per share calculated in accordance with GAAP. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

99 Non-GAAP Financial Measures • ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. • Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: • Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. • License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. • Non-recurring license arrangements are assumed to renew as recurring revenue streams. • Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. • Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. • Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. • Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. • The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

100 Non-GAAP Financial Measures • This presentation includes non-GAAP information: EBITDA, EBITDA Adjusted and Adjusted General and Administrative Expense. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA Adjusted is EBITDA less non-recurring items that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA Adjusted are considered non-GAAP measures as defined by SEC Regulation G. The Company has used EBITDA and EBITDA Adjusted in this presentation for illustrative purposes in comparison with Operating Free Cash Flow which we utilize as a further indicator of operating performance and for planning investing activities Because EBITDA and EBITDA Adjusted exclude some, but not all, items that affect net income and the definition of EBITDA may vary among other companies, the EBITDA measure presented by the Company may not be calculated and presented in accordance with GAAP. Adjusted general and administrative expense is defined as GAAP general and administrative expense adjusted for selected one-time times plus amortization of acquisition-related intangibles and non-cash equitybased compensation. The Company believes that providing general and administrative expense on an adjusted, non-GAAP basis is useful to it investors as an operating measure because it excludes certain expenses and therefore provides a consistent basis for comparison of the Company’s expenses from period to period. Reconciliation of EBITDA ($ millions)C Y 2005 CY 2006 CY 2007 Net income (loss) 45.5 $ 42.8 $ (13.8) $ Plus: Interest expense (income), net (5.8) (4.2) 2.6 Taxes 16.3 5.1 7.7 Depreciation and amortization 5.8 11.4 20.9 EBITDA 61.8 $ 55.1 $ 17.4 $

101 Forward-Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates”, “looks forward to,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the: • Expectations relating to the Company’s strategic goals, including the ability to grow the organic business across products and geographies, penetrate underserved markets, move to a direct distribution model in certain geographies, and expand and leverage the On Demand business • Expectations relating to ACI addressable market forecasts; • Expected impacts and benefits of the IBM alliance, including the following: – Enhancement of the Company’s wholesale and retail payment solutions to take full advantage of IBM hardware, software and services, – Dedication by the Company and IBM of a worldwide team of sales and technical specialists to sell combined solutions, – Formulation of a migration strategy to streamline delivery and mitigate project risk and the ability of the Company and IBM to use the “migration factory” to increase demand for services, – Acceleration and strengthening of the Company’s strategy to deliver optimized end-to-end payments solutions that reduce cost and complexity for customers, – Expansion of the Company’s addressable market for payment solutions, – Ability of the Company to leverage IBM middleware to facilitate new software sales and drive new workloads to System z – Leveraging the IBM relationship to drive the replacement of legacy technologies and create new services and licensing opportunities within each channel • Achievement of projected growth rates in various geographies and the capitalization on country or regional specific opportunities/market drivers, including SEPA, EMV, Faster Payments;

102 Forward-Looking Statements • Expectations relating to future product development strategies, the ability of the Company to address market and customer needs, the growth of resource centers and technical headcount investment and the ability of the Company to gain traction in the fraud detection /prevention space; • Sales and financial expectations in various geographies, including expectations based on the retention of existing customers, increased traction in Latin America, increased momentum in key EMEA geographies, significant growth in Asia-Pacific customer base and capitalization of cross-selling opportunities; • Sales outlook, including expansion in various countries, sales into new accounts and sales of new applications, penetration of new market segments, leveraging wholesale payments products, increased penetration of retail and wholesale payment hubs market and increased customer transaction volume; • Expectations relating to key product strategies and geographic specific strategies; • Expectations relating to the Company’s 2008 operating expense trends and operating free cash flow; and • Expectations relating to capital expenditures, internal financial investments, capital allocation and the ability to optimize shareholder returns. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the Company's filings with the Securities and Exchange Commission, including the Company’s Form 10-K filed on January 30, 2008, specifically the section entitled “Factors That May Affect the Company's Future Results or the Market Price of the Company's Common Stock”, the Form 10-Q filed February 19, 2008 and the Form 10-K/A and Form 10-Q/A both filed March 4, 2008.

103 Forward-Looking Statements • The risks identified in the Company’s filings with the Securities and Exchange Commission include: • Risks associated with the restatement of the Company’s financial statements; • Risks associated with the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; • Risks associated with the complexity of the Company’s software products; • Risks inherent in making an estimate of the Company’s backlogs which may not be accurate and may not generate the predicted revenue; • Risks associated with the Company’s ability to compete in the rapidly changing and highly competitive software industry • Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree; • Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the Company’s revenues in the future; • Risks associated with the Company’s stock price which may be volatile; • Risks associated with conducting international operations; • Risks regarding the Company’s newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace; • Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business; • Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability; • Risks associated with the IBM alliance, the Company and/or IBM’s ability to perform under the terms of that alliance and customer receptiveness to the alliance; • Risks associated with future acquisitions and investments which could materially adversely affect the Company; • Risks associated with the Company’s ability to protect its intellectual property and technology and that the Company may be subject to increasing litigation over its intellectual property rights; • Risks associated with litigation that could materially adversely affect the Company’s business financial condition and/or results of operations; • Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; • Risks associated with the Company’s offshore software development activities, which may put its intellectual property at risk; • Risks associated with security breaches or computer viruses, which could disrupt delivery of services and damage the Company’s reputation; • Risks associated with the Company’s customers who are subject to a regulatory environment and industry standards that may change and reduce the number of transactions in which the customers engage; • Risks associated with the Company’s ability to comply with privacy regulations imposed on providers of services to financial institutions; • Risks associated with system failures, which could delay the provision of products and services and damage the Company’s reputation with its customers; • Risks associated with the Company’s restructuring plan, which may not achieve expected efficiencies; and • Risks associated with material weaknesses in the Company’s internal control over financial reporting.

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